UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 6, 2017

Date of Report (Date of Earliest Event Reported)

PFO GLOBAL, INC.

 (Exact Name of Registrant as Specified in its Charter)

Nevada	333-167380	65-04332
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14401 Beltwood Parkway W., Suite 115 Farmers Branch, Texas	75244 (Zip Code)
(Address of Principal Executive Offices)

(817) 251-4333

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry Into a Material Definitive Agreement.

As previously reported, on January 31, 2017, PFO Global, Inc. and its wholly owned subsidiaries (“PFO” or the “Company”), filed for reorganization under Chapter 11, U.S.C. Section 101, et. seq. The bankruptcy cases are pending in the United States Bankruptcy Court for the Northern District of Texas, Dallas Division (the “Bankruptcy Court”) and are being jointly administered under Bankruptcy Case No. 17-30355 (the “Chapter 11 Cases”).

On February 6, 2017, the Company and Hillair Capital Investments L.P. (the “Lender”) entered into a Senior Secured, Super-Priority Debtor-In-Possession Loan and Security Agreement (the “Loan Agreement”), effective as of January 31, 2017, after the Bankruptcy Court entered an interim order approving the form of Loan Agreement on February 3, 2017. The Bankruptcy Court entered a final order approving the Loan Agreement on March 3, 2017. Pursuant to the terms of the Loan Agreement, the Lender agreed to provide a debtor-in-possession financing facility to the Company in an amount not to exceed $0.4 million (the “DIP Financing Facility”). The DIP Financing Facility will provide an immediate source of funds and will be used to augment the Company’s liquidity and working capital. With the DIP Financing Facility in place, the Company expects that it will be able to continue to provide its goods and services to its customers without impediment.

Subject to the terms of the Loan Agreement, the outstanding principal balance of the DIP Financing Facility, together with all accrued and unpaid interest thereon, plus unpaid fees together with all penalties and late payment fees, will be due and payable upon the earliest of (i) the date fixed by DIP agent on or after on which DIP agent provides, via electronic or overnight delivery, written notice to counsel for the Company of the occurrence of an event of default; (ii) entry of an order converting any of the Chapter 11 Cases to a case under chapter 7 of the Bankruptcy Code or dismissing any of the Chapter 11 Cases; (iii) the entry of an order in the any of the Chapter 11 Cases appointing a chapter 11 trustee or examiner; (iv) if the Court’s order is modified at the final hearing in a manner unacceptable to the DIP agent or Lender, in its sole discretion; (v) the effective date of a chapter 11 plan in any of the Chapter 11 Cases; (vi) the closing of an alternative transaction; (vii) the date of the closing of the contemplated sale to the Lender; and (viii) the first business day occurring on the 180th day after the filing date commencing the Chapter 11 Cases (any of the foregoing events ((i) through (viii) herein), being the “Termination Date”). Interest will accrue on the loans provided under the DIP Financing Facility at a rate of 12% per annum, and all accrued interest will be due and payable on the Termination Date The Loan Agreement provides that the Company’s obligations under the DIP Financing Facility are secured by all assets of the Company. The Company and the Lender have made customary representations, warranties and affirmative and negative covenants in the Loan Agreement. The Loan Agreement also includes customary events of default. The occurrence of an event of default could result in the acceleration of the obligations under the Loan Agreement. Under certain circumstances, a default interest rate will apply on all obligations during the existence of an event of default under the Loan Agreement at a per annum rate equal to 17%. Under the Loan Agreement, the Company must also meet certain deadlines to emerge from bankruptcy within 90 days.

The foregoing description of the Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the Loan Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 8.01 Other Information.

On March 15, 2017 the Bankruptcy Court entered an order authorizing PFO to establish bid procedures for the sale of all or substantially all of its assets pursuant to 11 U.S.C. Sec. 363 of the United States Bankruptcy Code. The deadlines under the bid procedures are as follows:

1.     April 17, 2017 at 5:00 p.m. Dallas time. – Objections to Sale Deadline

2.     April 19, 2017 at 5:00 p.m. Dallas time – Bid Deadline

3.     April 24, 2017 at 11:00 a.m. Dallas time – Auction of Assets

4.     April 25, 2017 at 1:30 p.m. Dallas time– Hearing Date on Sale of Assets

5.     May 5, 2017 – Tentative closing date for the sale of assets, assuming that the Court enters order authorizing sale on April 25, 2017

This report contains “forward-looking statements” within the meaning of the federal securities laws. Statements included in this current report that are not historical facts (including any statements regarding plans and objectives of management for future operations or economic performance, or assumptions) are considered to be forward-looking statements. These statements can be identified by the use of forward-looking terminology including “anticipate,” “continue,” “believe,” “estimate,” “expect,” “hope,” “intend,” “may,” “potential,” “should,” “target,” “will,” or other similar words. Such forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those anticipated as of the date of the filing of this report. Although we believe that the expectations reflected in these forward-looking statements are based on reasonable assumptions, no assurance can be given that these expectations will prove to be correct. Important factors that could cause our actual results to differ materially from the expectations reflected in these forward-looking statements include, among other things, those set forth in our filings with the Securities and Exchange Commission. All forward-looking statements included in this report are based on information available to us on the date of this report. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained throughout this report.

The Company cautions its security holders that trading in the Company’s securities during the pendency of the Chapter 11 Case will be highly speculative and will pose additional, substantial risks in addition to the various risks that the Company has previously disclosed in its press releases and filings with the Securities and Exchange Commission. Trading prices for the Company’s securities may not bear any substantive relationship to any recovery that the Company’s security holders may obtain in the Chapter 11 Case. In that context, the Company cannot provide any assurance in respect of the scope or amount, nature, or timing of any recovery for any such holders. Accordingly, we urge extreme caution with respect to existing and future investments in our securities.

A plan of reorganization, sale of assets or liquidation may result in the holders of the Company’s securities receiving little or no distribution in respect of their interests and cancellation of their existing securities. If certain requirements of the Bankruptcy Code are met, a Chapter 11 plan of reorganization could be confirmed notwithstanding its rejection by the Company’s security holders and notwithstanding the fact that such security holders do not receive or retain any property on account of their security interests under such plan.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits

Exhibit 10.1	Senior Secured, Super-Priority Debtor-In-Possession Loan and Security Agreement, effective January 31, 2017, by and between the Company and Hillair Capital Investments L.P.

Exhibit 99.1

Final Order (I) Authorizing and Approving Debtors’ Post-Petition Financing; (II) Granting Liens and Security Interests and Providing Superpriority Administrative Expense Status; (III) Authorizing Use of Cash Collateral and Affording Adequate Protection; and (IV) Modifying and Automatic Stay.

Exhibit 99.2

Order Authorizing Debtors to Establish Bid Procedures to Sell Substantially All Assets of the Estate Free and Clear of Liens, Claims, Encumbrances and Other Interests Pursuant to 11 U.S.C. §363 and to Assume and Assign Certain Executory Contracts and Leases

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2017	PFO GLOBAL, INC.

/s/ Matthew Cevasco
Name: Matthew Cevasco
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

Exhibit 10.1	Senior Secured, Super-Priority Debtor-In-Possession Loan and Security Agreement, effective January 31, 2017, by and between the Company and Hillair Capital Investments L.P.

Exhibit 99.1

Final Order (I) Authorizing and Approving Debtors’ Post-Petition Financing; (II) Granting Liens and Security Interests and Providing Superpriority Administrative Expense Status; (III) Authorizing Use of Cash Collateral and Affording Adequate Protection; and (IV) Modifying and Automatic Stay.

Exhibit 99.2

Order Authorizing Debtors to Establish Bid Procedures to Sell Substantially All Assets of the Estate Free and Clear of Liens, Claims, Encumbrances and Other Interests Pursuant to 11 U.S.C. §363 and to Assume and Assign Certain Executory Contracts and Leases